HSBC FUNDS

HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
(the “Funds”)

Supplement dated September 17, 2020
to the Prospectus dated February 28, 2020, as supplemented from time to time

In addition to the contractual expense limitation agreement with the Funds, in an effort to avoid a negative yield for the Funds, HSBC Global Asset Management (USA), Inc. (the “Adviser”), working in conjunction with the Funds’ other service providers, has voluntarily undertaken through a combination of waivers and reductions in fees and expenses, including shareholder servicing fees, to temporarily limit net operating expenses in excess of each Fund’s daily yield. The Adviser may terminate these temporary waiver and expense limitation efforts at any time and shareholders should not expect these temporary waiver and expense limitation efforts to continue indefinitely.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.